                                                                                    Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (collectively, this “Third Amendment”), dated as of June 1, 2006, among GENCO SHIPPING & TRADING LIMITED, a corporation organized under the laws of the Republic of Marshall Islands (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), and DNB NOR BANK ASA, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided for such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, DnB NOR Bank ASA, New York Branch, Nordea Bank Finland plc, New York Branch and Citigroup Global Markets Limited, as Joint Lead Arrangers (in such capacity, the “Lead Arrangers”), Nordea Bank Finland plc, New York Branch and Citigroup Global Markets Limited, as Joint Book Runners (in such capacity, the “Joint Book Runners”), and the Administrative Agent are parties to a Credit Agreement, dated as of July 15, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend, and the Lenders wish to grant a consent to, certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

1.  Section 1.02(b) of the Credit Agreement is hereby amended by deleting the text “six” appearing in said section and inserting the text “ten” in lieu thereof.

2.  Section 1.08 of the Credit Agreement is hereby amended by (i) deleting the text “a one, three, six or, to the extent available and agreed by all Lenders, nine or twelve month period” appearing in the introductory paragraph of said Section and inserting the following text in lieu thereof:

“(x) any period displayed on Telerate page 3750 (British Bankers’ Association Interest Settlement Rates) (or such other page as may replace such page 3750 on such system or on any other system of the information vendor for the time being designated by the British Bankers’ Association to calculate the BBA Interest Settlement Rate (as defined in the British Bankers’ Association’s Recommended Terms and Conditions dated August 1985)) or (y) such other period of less than 30 days; provided that any Interest Period selected pursuant to this clause (y) shall be approved by the Administrative Agent in its reasonable discretion.”

3.  The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I hereto, as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.12 or 13.04.

4.  The definition of “Eurodollar Rate” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Eurodollar Rate” shall mean with respect to each Interest Period for a Loan, (a) the offered rate (rounded upward to the nearest 1/16 of 1%) for deposits of Dollars for a period equivalent to such period at or about 11:00 A.M. (London time) on the second Business Day before the first day of such period as is displayed on Telerate page 3750 (British Bankers’ Association Interest Settlement Rates) (or such other page as may replace such page 3750 on such system or on any other system of the information vendor for the time being designated by the British Bankers’ Association to calculate the BBA Interest Settlement Rate (as defined in the British Bankers’ Association’s Recommended Terms and Conditions dated August 1985)), provided that (i) if on such date no such rate is so displayed, (ii) if an Interest Period is selected pursuant to clause (y) of Section 1.08 in respect of a Loan or (iii) in the case of the initial Interest Period in respect of a Loan, if less than three Business Days’ prior notice of such Loan shall have been delivered to the Administrative Agent, in each case, the Eurodollar Rate for such period shall be the rate quoted to the Administrative Agent as the offered rate for deposits of Dollars in an amount approximately equal to the amount in relation to which the Eurodollar Rate is to be determined for a period equivalent to such applicable Interest Period by prime banks in the London interbank Eurodollar market at or about 11:00 A.M. (London time) on the second Business Day before the first day of such period, in each case divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve require-ments (in-cluding, without limitation, any marginal, emer-gency, supple-mental, special or other reserves required by applic-able law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabil-ities as defined in Regulation D (or any successor category of liabilities under Regulation D).

5.  The definition of “Vessel Mortgage” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Vessel Mortgage” shall mean (i) a first preferred mortgage in substantially the form of Exhibit L-1 or L-2, or such other form as may be reasonably satisfactory to the Administrative Agent, as such first preferred mortgage may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof and (ii) a second preferred mortgage in substantially the form of Exhibit L-3, or such other form as may be reasonably satisfactory to the

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 Administrative Agent, as such second preferred mortgage may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

6.  The Credit Agreement is hereby amended by inserting Exhibit L-3 in the form of Exhibit L-3 attached hereto.

7.  Schedule I of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and attaching and inserting in lieu thereof a new Schedule I in the form of Schedule I attached hereto.

II.  Credit Document Acknowledgement.

1.  Each Credit Party hereby represents, warrants and agrees that (i) it has full power and authority, and has taken all action necessary, to continue the security interest granted by it under the applicable Credit Documents, (ii) it is and shall continue to be on and after the Third Amendment Effective Date, bound by the provisions of each Credit Document to which it is a party, (iii) on and after the Third Amendment Effective Date, it continues to be a Guarantor for all purposes under (and as defined in) the Subsidiaries Guaranty, (b) it continues to be a Pledgor for all purposes under (and as defined in) the Pledge Agreement, (c) an Assignor under each of the Assignment of Earnings, Assignment of Charters and Assignment of Insurances to which it is a party and (d) a Ship owner under each Vessel Mortgage to which it is a party, (iv) on and after the Third Amendment Effective Date, it will continue to obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower, (v) on and after the Third Amendment Effective Date, (a) in the case of each Credit Party (other than the Borrower), the guaranties made by it under the Subsidiaries Guaranty remain in full force and effect, (b) the security interests granted by it under the Pledge Agreement remain uninterrupted and in full force and effect, and (c) the security interests granted by it under each of the Assignment of Earnings, Assignment of Charters, Assignment of Insurances and Vessel Mortgages to which it is a party remain uninterrupted and in full force and effect and (vi) on the Third Amendment Effective Date, Annexes A through F to the Pledge Agreement shall be restated in their entirety by the respective Annexes attached hereto as of the Third Amendment Effective Date.

III.  Miscellaneous Provisions.

1.  In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined herein) both before and after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agree-ment or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before after giving effect to this Third Amendment, with

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the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.  This Third Amendment is limited as specified and shall not constitute a modifi-cation, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.  This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.  This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions have been satisfied:

(a)
the Borrower, each Subsidiary Guarantor and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent;

(b)
each Credit Party which owns a Mortgaged Vessel shall have duly authorized, executed and delivered, and caused to be recorded in the appro-priate vessel registry, a Vessel Mortgage in the form of Exhibit L-3 with respect to such Mortgaged Vessel and such Vessel Mortgages shall be effective to create in favor of the Collateral Agent and/or the Lenders a legal, valid and enforceable second priority security interest in and lien upon such Vessels, subject only to Permitted Liens (the “Second Priority Vessel Mortgages”). Except as specifically provided above, all filings, deliveries of instruments and other actions necessary or advisable in the reasonable opinion of the Collateral Agent to perfect and preserve such security interests shall have been duly effected and the Collateral Agent shall have received evidence thereof in form and substance reasonably satisfactory to the Collateral Agent;

(c)
the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date, signed by an Authorized Officer, member or general partner of each Credit Party, and attested to by the secretary or any assistant secretary (or, to the extent such Credit Party does not have a secretary or assistant secretary, the analogous Person within such Credit Party) of such Credit Party, as the case may be, together with copies of the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent;

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(d)
the Administrative Agent shall have received from outside counsel to the Borrower and its Subsidiaries reasonably satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

(e)
the Administrative Agent shall have received from Constantine P. Georgiopoulos, special New York maritime counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

(f)
the Administrative Agent shall have received from Johnson Stokes & Master, special Hong Kong counsel to the Administrative Agent, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request, including the Second Priority Vessel Mortgages; and

(g)
the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due.

6.  From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

GENCO SHIPPING & TRADING LIMITED

By: /s/ John Wobensmith
Name: John Wobensmith
Title:

DNB NOR BANK ASA, NEW YORK BRANCH,
Individually and as Administrative
Agent

By: /s/ Nikolai Nachamkin
Name: Nikolai Nachamkin
Title:   Senior Vice President

By: /s/ Tor Ivar Hansen
Name: Tor Ivar Hansen
Title:   Assistant Vice President

GENCO GLORY LIMITED,
GENCO SUGAR LIMITED,
GENCO PIONEER LIMITED,
GENCO PROGRESS LIMITED,
GENCO EXPLORER LIMITED,
GENCO RELIANCE LIMITED,
GENCO MARINE LIMITED,
GENCO MUSE LIMITED,
GENCO TRADER LIMITED,
GENCO SUCCESS LIMITED,
GENCO PROSPERITY LIMITED,
GENCO WISDOM LIMITED,
GENCO CARRIER LIMITED,
GENCO LEADER LIMITED,
GENCO KNIGHT LIMITED,
GENCO BEAUTY LIMITED,
GENCO VIGOUR LIMITED,
GENCO SHIP MANAGEMENT LLC,
as Guarantors

By: /s/ John Wobensmith
Name: John Wobensmith
Title: CFO

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Nordea Bank Norge ASA, Grand Cayman Branch

By: /s/ Hans Chr. Kjelsrud
Name: Hans Chr. Kjelsrud
Title:   Senior Vice President

By: /s/ Martin Lunder
Name: Martin Lunder
Title:   Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITIBANK, N.A.

By: /s/ M. Kacans
Name: M. Kacans
Title:   Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Alliance & Leicester Commercial Bank plc

By: /s/ Chris Jones
Name: Chris Jones
Title:   Head of Corporate

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Allied Irish Banks p.l.c.

By: /s/ Catherine Gilmer
Name: Catherine Gilmer
Title:   Portfolio Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Royal Bank of Scotland plc

By: /s/ Colin Manchester
Name: Colin Manchester
Title:   Director, Ship Finance

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE GOVERNOR & COMPANY OF THE BANK OF SCOTLAND

By: /s/ Alan Boothby
Name: Alan Boothby
Title:   Director, Marine Finance

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NATEXIS BANQUES POPULAIRES

By: /s/ David Bonicel
Name: David Bonicel
Title:

By: /s/ Michel Degermann
Name: Michel Degermann
Title:  Head of Shipping Finance

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Skandinaviska Enakilda Banken AB (Publ)

By: /s/ J. Pratt
Name: J. Pratt
Title:   Chief Executive

By: /s/ S. Leallen
Name: S. Leallen
Title:   Chief Executive

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2006, AMONG GENCO SHIPPING & TRADING LIMITED, VARIOUS FINANCIAL INSTITUTIONS AND DNB NOR BANK ASA, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sumitomo Mitsui Banking Corporation

By: /s/ Philippe Devos
Name: Philippe Devos
Title:   Deputy General Manager

SCHEDULE I

COMMITMENTS

Lender	Commitment
DnB NOR BANK ASA, NEW YORK BRANCH	$118,271,457
NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH	$80,255,630
CITIBANK, N.A.	$67,583,690
THE GOVERNOR & COMPANY OF THE BANK OF SCOTLAND	$66,667,000
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	$50,000,000
ALLIED IRISH BANKS, P.L.C.	$30,000,000
THE ROYAL BANK OF SCOTLAND, PLC	$30,555,556
SUMITOMO MITSUI BANKING CORPORATION	$20,000,000
ALLIANCE AND LEICESTER COMMERCIAL BANK PLC	$50,000,000
NATEXIS BANQUE POPULAIRES	$36,666,667
Totals	$550,000,000

EXHIBIT L-3

FORM OF SECOND PRIORITY HONG KONG MORTGAGE

HONG KONG SHIP MORTGAGE
Entered into pursuant to section 44 of the Merchant Shipping (Registration) Ordinance
_______________________

BY THIS MORTGAGE the Mortgagor referred to in Part ONE Mortgages the Ship referred to in Part TWO to the Mortgagee referred to in Part THREE as security for the due and punctual performance of all the Mortgagor's obligations to the Mortgagee pursuant to the [document] ~~[transaction]~~ referred to in Part FOUR as such [document] ~~[transaction]~~ may from time to time hereafter be amended modified and supplemented.

By its execution of this mortgage the Mortgagor warrants to the Mortgagee that (a) it has power to enter into this mortgage (b) the said ship is free of incumbrances save for any shown in the Hong Kong Register of Ships at the time this mortgage is presented for recording and (c) this mortgage is binding on and enures for the benefit of the successors and assigns of the Mortgagor and Mortgagee~~. [The Mortgagor further warrants that the Mortgagee's representative has authority to insert the official number of the Ship upon such number being designated to the Ship.]~~

P A R T O N E	M O R T G A G O R (Ship's owner)

Name

P A R T T W O	SHORT DESCRIPTION OF MORTGAGED SHIP

P A R T T H R E E	M O R T G A G E E (see Note 3)

P A R T F O U R	Particulars of Document[s] or transaction[s], the obligations whereunder are secured by this mortgagee (see note 4)

Date and Nature of Transaction and Description of Document (if any)

IN WITNESS whereof the Mortgagor has caused this mortgage to be executed on

N O T E S

1.	[ ] complete/delete as appropriate.

2.	If this mortgage is executed before the Ship is registered on the Hong Kong Register of Ships, the mortgage will only take effect as a statutory mortgage upon such registration.

3.	If more than one mortgagee, insert all names, in which case all those named will be treated in the Hong Kong Register of Ships as joint mortgagees.

4.	"Transaction" contemplates transactions (e.g. overdraft facilities) not necessarily the subject of any specifically indentifiable document.

5.
Prompt registration at the Hong Kong Registry of Ships is essential to the security of a mortgagee, as a mortgage takes its priority from the date of production for registry, not from the date of the instrument.

6.	Registered owners or mortgagees are reminded of the importance of keeping the Registrar of Hong Kong Ships informed of any change of address on their part.

7.
Registered owners and mortgagees are also reminded that a mortgage on a ship belonging to a company incorporated in Hong Kong or a company registered under Part XI of the Companies Ordinance is void against the liquidator or any creditor of the company unless a notification of the mortgage is delivered to or received by the Registrar of Companies for registration within 5 weeks after the date of its creation.

8.	To facilitate entries into the Register, please provide information in English.

M.O. 742